Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Compex Technologies, Inc. (the “Company”) on Form 10-Q for the quarter ended December 31, 2004, as filed with Securities and Exchange Commission on or about the date hereof (the “Report”), I, Dan W. Gladney, Chief Executive Officer of the Company, and Scott Youngstrom, the Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dan W. Gladney

Dan W. Gladney Chief Executive Officer
February 9, 2005

/s/ Scott P. Youngstrom

Scott P. Youngstrom Chief Financial Officer
February 9, 2005

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